EXHIBIT 99.1

                             Computational Materials


MSM 2005-5AR-2 - Price/Yield - 4A1

Morgan Stanley

Balance              $149,000,000.00         Delay                   24                       WAC(3)                 5.93268
Coupon               5.55589                 Dated                   8/1/2005                 NET(3)                 5.55589
Settle               8/31/2005               First Payment           9/25/2005

Price                                     10                      15                      20                      25
                                       Yield                   Yield                   Yield                   Yield
              100-10                    5.47                    5.44                    5.40                    5.35
              100-14                    5.44                    5.40                    5.36                    5.31
              100-18                    5.42                    5.37                    5.32                    5.26
              100-22                    5.39                    5.34                    5.28                    5.21
              100-26                    5.36                    5.31                    5.24                    5.17
              100-30                    5.34                    5.27                    5.20                    5.12
              101-02                    5.31                    5.24                    5.16                    5.07
              101-06                    5.29                    5.21                    5.12                    5.03
              101-10                    5.26                    5.18                    5.09                    4.98
              101-14                    5.23                    5.15                    5.05                    4.93
              101-18                    5.21                    5.11                    5.01                    4.89

                 WAL                    5.85                    4.66                    3.78                    3.09
            Mod Durn                    4.66                    3.81                    3.16                    2.64
    Principal Window 09/25/2005 - 06/25/2015 09/25/2005 - 06/25/2015 09/25/2005 - 06/25/2015 09/25/2005 - 06/25/2015 09/25/2005

           LIBOR_6MO                   4.050                   4.050                   4.050                   4.050
           LIBOR_1YR                   4.259                   4.259                   4.259                   4.259
             CMT_1YR                   3.877                   3.877                   3.877                   3.877
              Prepay                  10 CPB                  15 CPB                  20 CPB                  25 CPB



                                       WAM(3)                                            358
                                       WALA(3)                                             2


Price                              35                         50                          60                         70
                                Yield                      Yield                       Yield                      Yield
              100-10             5.25                       5.05                        4.87                       4.65
              100-14             5.18                       4.95                        4.74                       4.48
              100-18             5.12                       4.85                        4.61                       4.31
              100-22             5.05                       4.75                        4.47                       4.14
              100-26             4.99                       4.64                        4.34                       3.97
              100-30             4.92                       4.54                        4.21                       3.80
              101-02             4.86                       4.44                        4.08                       3.63
              101-06             4.79                       4.34                        3.95                       3.46
              101-10             4.73                       4.25                        3.82                       3.29
              101-14             4.66                       4.15                        3.69                       3.13
              101-18             4.60                       4.05                        3.56                       2.96

                 WAL             2.14                       1.33                        1.00                       0.76
            Mod Durn             1.90                       1.23                        0.94                       0.73
    Principal Window     - 06/25/2015    09/25/2005 - 06/25/2015     09/25/2005 - 06/25/2015    09/25/2005 - 06/25/2015

           LIBOR_6MO            4.050                      4.050                       4.050                      4.050
           LIBOR_1YR            4.259                      4.259                       4.259                      4.259
             CMT_1YR            3.877                      3.877                       3.877                      3.877
              Prepay           35 CPB                     50 CPB                      60 CPB                     70 CPB




          Swap Curve Mat     1MO  2MO     3MO     4MO  5MO  6MO     7MO     8MO  9MO    10MO    11MO     1YR   2YR   3YR   4YR
                     Yld 3.64063 3.74 3.84063 3.91175 3.99 4.05 4.09413 4.13475 4.17 4.20025 4.23013 4.25875 4.354 4.402 4.434


         Swap Curve Mat           5YR   6YR   7YR   8YR   9YR  10YR  11YR 12YR  15YR  20YR  25YR  30YR
                    Yld         4.463 4.496 4.525 4.551 4.578 4.607 4.637 4.66 4.731 4.797 4.826 4.839


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